COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS

September 30, 2023 (Unaudited)

		Shares	Value
PREFERRED SECURITIES—EXCHANGE-TRADED	13.3%
BANKING	4.2%
Citigroup, Inc., 7.125% to 12/30/23, Series J(a),(b),(c)		8,091	$207,615
Goldman Sachs Group, Inc./The, 6.297% (3 Month US LIBOR + 0.93%, Floor 4.00%), Series D(a),(c),(d)		73,404	1,617,090
Morgan Stanley, 6.27% (3 Month US LIBOR + 0.96%, Floor 4.00%), Series A(a),(c),(d)		365,551	7,910,524
Regions Financial Corp., 5.70% to 5/15/29, Series C(a),(b),(c)		87,831	1,721,488
Regions Financial Corp., 6.375% to 9/15/24, Series B(a),(b),(c)		90,000	2,106,900
U.S. Bancorp, 6.17% (3 Month US LIBOR + 0.86%, Floor 3.50%), Series B(a),(c),(d)		350,657	6,620,404
U.S. Bancorp, 6.59% (3 Month US LIBOR + 1.28%, Floor 3.50%), Series A(a),(c),(d)		4,711	3,618,048

			23,802,069

CONSUMER STAPLE PRODUCTS	0.8%
CHS, Inc., 6.75% to 9/30/24, Series 3(a),(b)		129,600	3,243,888
CHS, Inc., 7.10% to 3/31/24, Series 2(a),(b)		38,176	973,488

			4,217,376

FINANCIAL SERVICES	1.3%
Apollo Global Management, Inc., 7.625% to 9/15/28, due 9/15/53(b),(c),(e)		152,800	4,001,832
Oaktree Capital Group LLC, 6.55%, Series B(a),(c)		99,985	2,107,684
Oaktree Capital Group LLC, 6.625%, Series A(a),(c)		58,741	1,250,596

			7,360,112

INDUSTRIAL SERVICES	1.6%
WESCO International, Inc., 10.625% to 6/22/25, Series A(a),(b)		351,462	9,282,111

INSURANCE	2.1%
Allstate Corp./The, 8.735% (3 Month US Term SOFR + 3.430%), due 1/15/53(c),(d)		44,509	1,146,552
Athene Holding Ltd., 6.35% to 6/30/29, Series A(a),(b),(c)		68,967	1,493,135
Athene Holding Ltd., 6.375% to 6/30/25, Series C(a),(b),(c)		95,543	2,297,809
Athene Holding Ltd., 7.75% to 12/30/27, Series E(a),(b),(c)		135,151	3,393,642
Lincoln National Corp., 9.00%, Series D(a),(c)		103,308	2,740,761
Reinsurance Group of America, Inc., 7.125% to 10/15/27, due 10/15/52(b),(c)		23,508	614,499

			11,686,398

		Shares	Value
PIPELINES	2.5%
Enbridge, Inc., 3.94% to 3/1/25, Series 11 (Canada)(a),(b),(c)		86,582	$921,119
Energy Transfer LP, 7.60% to 5/15/24, Series E(a),(b),(c)		325,007	7,939,921
Energy Transfer LP, 10.156% to 10/30/23, Series C(a),(b),(c)		25,910	660,705
Energy Transfer LP, 10.364% to 10/30/23, Series D(a),(b),(c)		90,884	2,335,719
TC Energy Corp., 3.903% to 4/30/24, Series 7 (Canada)(a),(b),(c)		205,086	2,352,468

			14,209,932

TELECOMMUNICATIONS	0.3%
United States Cellular Corp., Senior Debt, 5.50%, due 3/1/70(c)		63,904	1,051,860
United States Cellular Corp., Senior Debt, 5.50%, due 6/1/70(c)		50,965	831,239

			1,883,099

UTILITIES	0.5%
NiSource, Inc., 6.50% to 3/15/24, Series B(a),(b),(c)		27,953	701,620
SCE Trust V, 5.45% to 3/15/26, Series K (TruPS)(a),(b),(c)		99,076	2,169,765

			2,871,385

TOTAL PREFERRED SECURITIES—EXCHANGE-TRADED (Identified cost—$78,300,186)			75,312,482

		Principal Amount
PREFERRED SECURITIES—OVER-THE-COUNTER	136.7%
BANKING	88.3%
Abanca Corp. Bancaria SA, 6.00% to 1/20/26 (Spain)(a),(b),(f),(g)		$2,200,000	2,081,516
AIB Group PLC, 6.25% to 6/23/25 (Ireland)(a),(b),(c),(f),(g)		3,800,000	3,827,444
Banco Bilbao Vizcaya Argentaria SA, 6.50% to 3/5/25, Series 9 (Spain)(a),(b),(c),(g)		4,600,000	4,319,617
Banco BPM SpA, 7.00% to 4/12/27 (Italy)(a),(b),(c),(f),(g)		800,000	755,258
Banco de Sabadell SA, 5.75% to 3/15/26 (Spain)(a),(b),(c),(f),(g)		1,200,000	1,095,332
Banco de Sabadell SA, 9.375% to 7/18/28 (Spain)(a),(b),(c),(f),(g)		2,200,000	2,274,616
Banco Mercantil del Norte SA/Grand Cayman, 6.625% to 1/24/32 (Mexico)(a),(b),(g),(h)		2,200,000	1,727,550
Bank of America Corp., 4.375% to 1/27/27, Series RR(a),(b),(c)		3,628,000	3,049,511
Bank of America Corp., 5.875% to 3/15/28, Series FF(a),(b),(c)		3,177,000	2,886,024
Bank of America Corp., 6.10% to 3/17/25, Series AA(a),(b),(c)		8,395,000	8,241,670
Bank of America Corp., 6.125% to 4/27/27, Series TT(a),(b),(c)		2,455,000	2,358,329

	Principal Amount	Value
Bank of America Corp., 6.25% to 9/5/24, Series X(a),(b),(c)	$5,834,000	$5,754,267
Bank of America Corp., 6.50% to 10/23/24, Series Z(a),(b),(c)	3,296,000	3,283,176
Bank of America Corp., 8.806% (3 Month US Term SOFR + 3.40%), Series U(a),(c),(d)	6,000,000	6,002,589
Bank of Ireland Group PLC, 6.00% to 9/1/25 (Ireland)(a),(b),(f),(g)	1,800,000	1,812,037
Bank of Ireland Group PLC, 7.50% to 5/19/25 (Ireland)(a),(b),(f),(g)	3,800,000	3,955,997
Bank of New York Mellon Corp./The, 3.75% to 12/20/26, Series I(a),(b),(c)	536,000	436,086
Bank of New York Mellon Corp./The, 4.625% to 9/20/26, Series F(a),(b),(c)	1,464,000	1,320,568
Bank of Nova Scotia/The, 4.90% to 6/4/25 (Canada)(a),(b),(c)	5,985,000	5,488,939
Bank of Nova Scotia/The, 8.625% to 10/27/27, due 10/27/82 (Canada)(b),(c)	3,800,000	3,799,319
Barclays Bank PLC, 6.278% to 12/15/34, Series 1 (United Kingdom)(a),(b),(c)	2,900,000	2,769,581
Barclays PLC, 6.125% to 12/15/25 (United Kingdom)(a),(b),(c),(g)	6,400,000	5,802,867
Barclays PLC, 7.125% to 6/15/25 (United Kingdom)(a),(b),(g)	1,200,000	1,368,744
Barclays PLC, 8.00% to 6/15/24 (United Kingdom)(a),(b),(c),(g)	3,000,000	2,957,192
Barclays PLC, 8.00% to 3/15/29 (United Kingdom)(a),(b),(c),(g)	6,400,000	5,759,626
Barclays PLC, 8.875% to 9/15/27 (United Kingdom)(a),(b),(f),(g)	2,600,000	2,945,760
BNP Paribas SA, 4.625% to 1/12/27 (France)(a),(b),(g),(h)	5,000,000	4,036,211
BNP Paribas SA, 4.625% to 2/25/31 (France)(a),(b),(g),(h)	5,800,000	4,132,940
BNP Paribas SA, 7.00% to 8/16/28 (France)(a),(b),(g),(h)	3,000,000	2,756,490
BNP Paribas SA, 7.375% to 8/19/25 (France)(a),(b),(g),(h)	5,800,000	5,686,811
BNP Paribas SA, 7.75% to 8/16/29 (France)(a),(b),(g),(h)	11,400,000	10,850,114
BNP Paribas SA, 8.50% to 8/14/28 (France)(a),(b),(g),(h)	4,800,000	4,707,948
BNP Paribas SA, 9.25% to 11/17/27 (France)(a),(b),(g),(h)	4,200,000	4,307,436
CaixaBank SA, 5.875% to 10/9/27 (Spain)(a),(b),(f),(g)	800,000	761,654
CaixaBank SA, 6.75% to 6/13/24 (Spain)(a),(b),(f),(g)	1,200,000	1,259,185
CaixaBank SA, 8.25% to 3/13/29 (Spain)(a),(b),(f),(g)	3,400,000	3,527,100
Charles Schwab Corp./The, 4.00% to 6/1/26, Series I(a),(b),(c)	12,948,000	10,830,441
Charles Schwab Corp./The, 4.00% to 12/1/30, Series H(a),(b)	9,684,000	6,844,855
Charles Schwab Corp./The, 5.375% to 6/1/25, Series G(a),(b),(c)	5,353,000	5,169,542
Citigroup, Inc., 3.875% to 2/18/26, Series X(a),(b)	10,362,000	8,868,241
Citigroup, Inc., 4.00% to 12/10/25, Series W(a),(b)	3,388,000	2,972,127
Citigroup, Inc., 5.00% to 9/12/24, Series U(a),(b)	1,544,000	1,463,975
Citigroup, Inc., 5.95% to 5/15/25, Series P(a),(b)	7,544,000	7,207,470
Citigroup, Inc., 6.25% to 8/15/26, Series T(a),(b)	2,618,000	2,525,741

	Principal Amount		Value
Citigroup, Inc., 7.625% to 11/15/28(a),(b)	$6,476,000		$6,334,189
Citigroup, Inc., 9.699% (3 Month US Term SOFR + 4.33%), Series 0(a),(d)	910,000		910,117
Citizens Financial Group, Inc., 5.65% to 10/6/25, Series F(a),(b)	1,977,000		1,810,828
CoBank ACB, 6.25% to 10/1/26, Series I(a),(b),(c)	5,755,000		5,492,593
CoBank ACB, 6.45% to 10/1/27, Series K(a),(b),(c)	2,300,000		2,178,183
Commerzbank AG, 7.00% to 4/9/25 (Germany)(a),(b),(f),(g)	3,400,000		3,065,579
Credit Agricole SA, 4.00% to 12/23/27 (France)(a),(b),(c),(f),(g)	1,100,000		994,954
Credit Agricole SA, 4.75% to 3/23/29 (France)(a),(b),(g),(h)	5,000,000		3,811,023
Credit Agricole SA, 6.875% to 9/23/24 (France)(a),(b),(c),(g),(h)	4,500,000		4,397,390
Credit Agricole SA, 7.25% to 9/23/28, Series EMTN (France)(a),(b),(c),(f),(g)	2,400,000		2,499,370
Credit Agricole SA, 7.875% to 1/23/24 (France)(a),(b),(c),(g),(h)	2,200,000		2,188,670
Credit Agricole SA, 8.125% to 12/23/25 (France)(a),(b),(c),(g),(h)	3,150,000		3,136,597
Credit Suisse Group AG, 5.25% to 2/11/27, Claim (Switzerland)(a),(e),(g),(h),(i)	1,400,000		133,000
Credit Suisse Group AG, 6.375% to 8/21/26, Claim (Switzerland)(a),(e),(g),(h),(i)	4,300,000		408,500
Credit Suisse Group AG, 7.25% to 9/12/25, Claim (Switzerland)(a),(e),(g),(h),(i)	2,800,000		266,000
Credit Suisse Group AG, 7.50%, Claim (Switzerland)(a),(e),(g),(h),(i)	7,800,000		741,000
Danske Bank A/S, 7.00% to 6/26/25 (Denmark)(a),(b),(f),(g)	1,847,000		1,761,576
Deutsche Bank AG, 6.00% to 10/30/25, Series 2020 (Germany)(a),(b),(g)	5,200,000		4,084,551
Deutsche Bank AG, 7.50% to 4/30/25 (Germany)(a),(b),(g)	3,600,000		3,160,281
Deutsche Bank AG, 10.00% to 12/1/27 (Germany)(a),(b),(f),(g)	3,600,000		3,775,918
Dresdner Funding Trust I, 8.151%, due 6/30/31 (TruPS)(h)	1,630,280		1,736,411
Farm Credit Bank of Texas, 5.70% to 9/15/25, Series 4(a),(b),(h)	4,275,000		4,018,243
Farm Credit Bank of Texas, 9.681% (3 Month US LIBOR + 4.01%)(a),(d),(h)	14,168	†	1,418,571
Fifth Third Bancorp, 8.689% (3 Month US Term SOFR + 3.29%), Series H(a),(d)	3,377,000		3,224,432
First Citizens BancShares, Inc., 9.643% (3 Month US Term SOFR + 4.23%), Series B(a),(d)	5,674,000		5,782,129
First Horizon Bank, 6.393% (3 Month US LIBOR + 1.11%, Floor 3.75%)(a),(c),(d),(h)	14,750	†	9,862,781
Goldman Sachs Capital I, 6.345%, due 2/15/34 (TruPS)	2,540,000		2,498,476
Goldman Sachs Group, Inc./The, 3.65% to 8/10/26, Series U(a),(b)	2,695,000		2,179,127
Goldman Sachs Group, Inc./The, 7.50% to 2/10/29, Series W(a),(b)	4,728,000		4,684,779

	Principal Amount	Value
HSBC Capital Funding Dollar 1 LP, 10.176% to 6/30/30, Series 2 (United Kingdom)(a),(b),(h)	$4,285,000	$5,244,390
HSBC Holdings PLC, 4.60% to 12/17/30 (United Kingdom)(a),(b),(g)	3,300,000	2,502,028
HSBC Holdings PLC, 6.00% to 5/22/27 (United Kingdom)(a),(b),(c),(g)	1,000,000	891,601
HSBC Holdings PLC, 6.375% to 3/30/25 (United Kingdom)(a),(b),(c),(g)	3,900,000	3,751,723
HSBC Holdings PLC, 6.50% to 3/23/28 (United Kingdom)(a),(b),(c),(g)	2,000,000	1,807,773
HSBC Holdings PLC, 6.547% to 6/20/33, due 6/20/34 (United Kingdom)(b),(c)	2,800,000	2,658,005
HSBC Holdings PLC, 8.00% to 3/7/28 (United Kingdom)(a),(b),(c),(g)	4,800,000	4,738,930
Huntington Bancshares, Inc., 8.45% (3 Month US Term SOFR + 3.14%), Series E(a),(d)	5,500,000	4,965,555
Huntington Bancshares, Inc./OH., 4.45% to 10/15/27, Series G(a),(b)	1,085,000	880,340
Huntington Bancshares, Inc./OH., 5.625% to 7/15/30, Series F(a),(b)	2,553,000	2,258,803
ING Groep N.V., 4.25% to 5/16/31, Series NC10 (Netherlands)(a),(b),(g)	3,400,000	2,200,468
ING Groep N.V., 4.875% to 5/16/29 (Netherlands)(a),(b),(f),(g)	3,400,000	2,566,837
ING Groep N.V., 5.75% to 11/16/26 (Netherlands)(a),(b),(g)	6,600,000	5,850,214
ING Groep N.V., 6.50% to 4/16/25 (Netherlands)(a),(b),(g)	5,600,000	5,285,295
ING Groep N.V., 6.75% to 4/16/24 (Netherlands)(a),(b),(f),(g)	1,600,000	1,573,661
ING Groep N.V., 7.50% to 5/16/28 (Netherlands)(a),(b),(f),(g)	2,700,000	2,482,218
Intesa Sanpaolo SpA, 5.875% to 9/1/31, Series EMTN (Italy)(a),(b),(f),(g)	1,000,000	851,737
Intesa Sanpaolo SpA, 6.375% to 3/30/28 (Italy)(a),(b),(f),(g)	400,000	367,500
Intesa Sanpaolo SpA, 7.70% to 9/17/25 (Italy)(a),(b),(g),(h)	5,400,000	5,076,307
Intesa Sanpaolo SpA, 9.125% to 9/7/29 (Italy)(a),(b),(f),(g)	2,200,000	2,355,025
JPMorgan Chase & Co., 3.65% to 6/1/26, Series KK(a),(b),(c)	4,177,000	3,656,286
JPMorgan Chase & Co., 4.60% to 2/1/25, Series HH(a),(b),(c)	561,000	526,212
JPMorgan Chase & Co., 6.10% to 10/1/24, Series X(a),(b),(c)	4,158,000	4,111,636
JPMorgan Chase & Co., 6.125% to 4/30/24, Series U(a),(b),(c)	2,301,000	2,287,711
JPMorgan Chase & Co., 6.75% to 2/1/24, Series S(a),(b),(c)	3,387,000	3,388,439
JPMorgan Chase & Co., 8.884% (3 Month US Term SOFR + 3.51%), Series Q(a),(c),(d)	904,000	906,857
JPMorgan Chase & Co., 8.934% (3 Month US Term SOFR + 3.56%), Series R(a),(c),(d)	7,000,000	7,041,244

	Principal Amount	Value
Julius Baer Group Ltd., 6.875% to 6/9/27 (Switzerland)(a),(b),(c),(f),(g)	$2,200,000	$1,946,274
KeyCorp Capital III, 7.75%, due 7/15/29 (TruPS)	2,000,000	1,814,316
Lloyds Banking Group PLC, 6.75% to 6/27/26 (United Kingdom)(a),(b),(g)	1,000,000	920,601
Lloyds Banking Group PLC, 7.50% to 6/27/24 (United Kingdom)(a),(b),(g)	2,650,000	2,588,429
Lloyds Banking Group PLC, 7.50% to 9/27/25 (United Kingdom)(a),(b),(g)	4,600,000	4,309,171
Lloyds Banking Group PLC, 8.00% to 9/27/29 (United Kingdom)(a),(b),(g)	3,300,000	2,966,589
M&T Bank Corp., 3.50% to 9/1/26, Series I(a),(b)	626,000	441,793
M&T Bank Corp., 5.125% to 11/1/26, Series F(a),(b)	3,206,000	2,638,025
Mellon Capital IV, 6.225% (3 Month US LIBOR + 0.83%, Floor 4.00%), Series 1 (TruPS)(a),(c),(d)	2,967,000	2,340,885
Natwest Group PLC, 4.60% to 6/28/31 (United Kingdom)(a),(b),(g)	2,000,000	1,328,766
Natwest Group PLC, 6.00% to 12/29/25 (United Kingdom)(a),(b),(g)	4,600,000	4,232,739
Natwest Group PLC, 8.00% to 8/10/25 (United Kingdom)(a),(b),(g)	6,600,000	6,419,787
Nordea Bank Abp, 6.625% to 3/26/26 (Finland)(a),(b),(c),(g),(h)	2,600,000	2,440,340
PNC Financial Services Group, Inc./The, 3.40% to 9/15/26, Series T(a),(b)	3,775,000	2,802,082
PNC Financial Services Group, Inc./The, 6.00% to 5/15/27, Series U(a),(b),(c)	1,443,000	1,268,951
PNC Financial Services Group, Inc./The, 6.20% to 9/15/27, Series V(a),(b),(c)	4,850,000	4,469,300
PNC Financial Services Group, Inc./The, 6.25% to 3/15/30, Series W(a),(b),(c)	5,466,000	4,699,200
PNC Financial Services Group, Inc./The, 9.312% (3 Month US Term SOFR + 3.94%), Series O(a),(c),(d)	8,720,000	8,728,772
Regions Financial Corp., 5.75% to 6/15/25, Series D(a),(b)	2,314,000	2,201,273
Skandinaviska Enskilda Banken AB, 6.875% to 6/30/27 (Sweden)(a),(b),(c),(f),(g)	800,000	758,805
Societe Generale SA, 5.375% to 11/18/30 (France)(a),(b),(g),(h)	5,600,000	4,007,221
Societe Generale SA, 6.75% to 4/6/28 (France)(a),(b),(g),(h)	3,800,000	3,092,943
Societe Generale SA, 7.875% to 1/18/29, Series EMTN (France)(a),(b),(f),(g)	800,000	810,556
Societe Generale SA, 8.00% to 9/29/25 (France)(a),(b),(g),(h)	5,600,000	5,471,581
Societe Generale SA, 9.375% to 11/22/27 (France)(a),(b),(g),(h)	5,000,000	4,911,831

		Principal Amount	Value
Standard Chartered PLC, 4.30% to 8/19/28 (United Kingdom)(a),(b),(g),(h)		$1,200,000	$874,465
Standard Chartered PLC, 4.75% to 1/14/31 (United Kingdom)(a),(b),(g),(h)		3,400,000	2,424,098
Standard Chartered PLC, 7.75% to 8/15/27 (United Kingdom)(a),(b),(g),(h)		1,200,000	1,165,125
Swedbank AB, 7.625% to 3/17/28 (Sweden)(a),(b),(c),(f),(g)		1,000,000	931,892
Toronto-Dominion Bank/The, 8.125% to 10/31/27, due 10/31/82 (Canada)(b),(c)		5,800,000	5,784,653
Truist Financial Corp., 4.95% to 9/1/25, Series P(a),(b),(c)		1,881,000	1,734,436
Truist Financial Corp., 5.10% to 3/1/30, Series Q(a),(b),(c)		4,672,000	4,017,742
Truist Financial Corp., 5.125% to 12/15/27, Series M(a),(b)		2,965,000	2,285,126
U.S. Bancorp, 3.70% to 1/15/27, Series N(a),(b)		1,723,000	1,268,712
U.S. Bancorp, 5.30% to 4/15/27, Series J(a),(b),(c)		3,410,000	2,858,613
UBS Group AG, 4.375% to 2/10/31 (Switzerland)(a),(b),(g),(h)		4,200,000	3,019,478
UBS Group AG, 4.875% to 2/12/27 (Switzerland)(a),(b),(g),(h)		5,100,000	4,282,534
UBS Group AG, 5.125% to 7/29/26 (Switzerland)(a),(b),(c),(f),(g)		1,400,000	1,248,625
UBS Group AG, 6.875% to 8/7/25 (Switzerland)(a),(b),(c),(f),(g)		6,600,000	6,246,200
UBS Group AG, 7.00% to 2/19/25 (Switzerland)(a),(b),(c),(f),(g)		3,600,000	3,501,000
UniCredit SpA, 8.00% to 6/3/24 (Italy)(a),(b),(f),(g)		2,200,000	2,172,658
USB Capital IX, 6.59% (3 Month US LIBOR + 1.28%, Floor 3.50%) (TruPS)(a),(d)		5,243,000	3,875,121
Wells Fargo & Co., 3.90% to 3/15/26, Series BB(a),(b)		18,630,000	16,282,123
Wells Fargo & Co., 5.875% to 6/15/25, Series U(a),(b)		3,713,000	3,650,175
Wells Fargo & Co., 5.95%, due 12/15/36		2,893,000	2,754,450
Wells Fargo & Co., 7.625% to 9/15/28(a),(b)		9,810,000	9,914,643
Wells Fargo & Co., 7.95%, due 11/15/29, Series B		445,000	473,159

			499,139,217

ENERGY	2.3%
BP Capital Markets PLC, 4.375% to 6/22/25 (United Kingdom)(a),(b),(c)		5,000,000	4,780,702
BP Capital Markets PLC, 4.875% to 3/22/30 (United Kingdom)(a),(b),(c)		9,154,000	8,207,004

			12,987,706

FINANCIAL SERVICES	3.4%
Aircastle Ltd., 5.25% to 6/15/26, Series A(a),(b),(h)		6,480,000	5,127,933
Ally Financial, Inc., 4.70% to 5/15/28, Series C(a),(b)		4,132,000	2,597,773
American Express Co., 3.55% to 9/15/26, Series D(a),(b)		2,889,000	2,301,057
Apollo Management Holdings LP, 4.95% to 12/17/24, due 1/14/50(b),(c),(h)		2,036,000	1,835,521

		Principal Amount	Value
Ares Finance Co. III LLC, 4.125% to 6/30/26, due 6/30/51(b),(h)		$3,290,000	$2,501,593
Charles Schwab Corp./The, 5.00% to 6/1/27, Series K(a),(b),(c)		994,000	833,193
Discover Financial Services, 6.125% to 6/23/25, Series D(a),(b),(c)		910,000	876,935
ILFC E-Capital Trust II, 7.459% (30 Year CMT + 1.80%), due 12/21/65 (TruPS)(d),(h)		4,250,000	3,216,075

			19,290,080

HEALTH CARE	0.1%
Bayer AG, 7.00% to 9/25/31, due 9/25/83 (Germany)(b),(f)		700,000	733,491

INSURANCE	17.5%
Aegon NV, 5.50% to 4/11/28, due 4/11/48 (Netherlands)(b),(c)		1,891,000	1,747,796
Aegon NV, 5.625% to 4/15/29 (Netherlands)(a),(b),(f),(g)		3,200,000	2,983,205
Allianz SE, 3.50% to 11/17/25 (Germany)(a),(b),(c),(g),(h)		4,000,000	3,303,144
Allianz SE, 6.35% to 3/6/33, due 9/6/53 (Germany)(b),(c),(h)		2,200,000	2,129,419
Athora Netherlands NV, 7.00% to 6/19/25 (Netherlands)(a),(b),(f),(g)		2,600,000	2,584,950
AXA SA, 8.60%, due 12/15/30 (France)(c)		1,290,000	1,505,826
AXIS Specialty Finance LLC, 4.90% to 1/15/30, due 1/15/40(b),(c)		1,015,000	819,360
CNP Assurances SACA, 4.875% to 10/7/30 (France)(a),(b),(f),(g)		1,000,000	738,550
Corebridge Financial, Inc., 6.875% to 9/15/27, due 12/15/52(b),(c)		4,630,000	4,445,801
Dai-ichi Life Insurance Co., Ltd./The, 5.10% to 10/28/24 (Japan)(a),(b),(c),(h)		2,500,000	2,457,334
Enstar Finance LLC, 5.50% to 1/15/27, due 1/15/42(b),(c)		3,635,000	2,901,324
Enstar Finance LLC, 5.75% to 9/1/25, due 9/1/40(b),(c)		2,989,000	2,609,458
Equitable Holdings, Inc., 4.95% to 9/15/25, Series B(a),(b),(c)		2,405,000	2,269,505
Fukoku Mutual Life Insurance Co., 5.00% to 7/28/25 (Japan)(a),(b),(c),(f)		2,400,000	2,329,200
Global Atlantic Fin Co., 4.70% to 7/15/26, due 10/15/51(b),(h)		3,230,000	2,343,770
Hartford Financial Services Group, Inc./The, 7.751% (3 Month US Term SOFR + 2.390%), due 2/12/47, Series ICON(c),(d),(h)		9,885,000	8,415,743
La Mondiale SAM, 5.875% to 1/26/27, due 1/26/47 (France)(b),(c),(f)		2,200,000	2,074,908
Lancashire Holdings Ltd., 5.625% to 3/18/31, due 9/18/41 (United Kingdom)(b),(f)		2,179,000	1,793,169

		Principal Amount	Value
Liberty Mutual Group, Inc., 4.125% to 9/15/26, due 12/15/51(b),(h)		$1,954,000	$1,609,637
Lincoln National Corp., 9.25% to 12/1/27, Series C(a),(b),(c)		2,134,000	2,203,338
Markel Group, Inc., 6.00% to 6/1/25(a),(b)		990,000	956,906
MetLife Capital Trust IV, 7.875%, due 12/15/37 (TruPS)(c),(h)		6,080,000	6,304,516
MetLife, Inc., 9.25%, due 4/8/38(c),(h)		6,150,000	6,916,284
Phoenix Group Holdings PLC, 5.625% to 1/29/25 (United Kingdom)(a),(b),(f),(g)		2,150,000	1,935,860
Prudential Financial, Inc., 5.125% to 11/28/31, due 3/1/52(b),(c)		4,000,000	3,454,697
Prudential Financial, Inc., 5.20% to 3/15/24, due 3/15/44(b),(c)		2,511,000	2,460,926
Prudential Financial, Inc., 6.00% to 6/1/32, due 9/1/52(b),(c)		3,710,000	3,405,256
Prudential Financial, Inc., 6.75% to 12/1/32, due 3/1/53(b),(c)		2,040,000	1,977,117
QBE Insurance Group Ltd., 5.875% to 6/17/26, due 6/17/46, Series EMTN (Australia)(b),(c),(f)		4,800,000	4,583,175
QBE Insurance Group Ltd., 5.875% to 5/12/25 (Australia)(a),(b),(c),(h)		5,200,000	4,955,839
Rothesay Life PLC, 4.875% to 4/13/27, Series NC6 (United Kingdom)(a),(b),(f),(g)		2,400,000	1,786,080
SBL Holdings, Inc., 6.50% to 11/13/26(a),(b),(h)		3,090,000	1,764,655
SBL Holdings, Inc., 7.00% to 5/13/25(a),(b),(h)		3,805,000	2,331,299
Swiss Re Finance Luxembourg SA, 5.00% to 4/2/29, due 4/2/49 (Switzerland)(b),(c),(h)		2,200,000	2,068,957
Zurich Finance Ireland Designated Activity Co., 3.00% to 1/19/31, due 4/19/51, Series EMTN (Switzerland)(b),(f)		3,800,000	2,913,289

			99,080,293

PIPELINES	11.1%
Enbridge, Inc., 5.50% to 7/15/27, due 7/15/77, Series 2017-A (Canada)(b),(c)		1,000,000	874,286
Enbridge, Inc., 5.75% to 4/15/30, due 7/15/80, Series 20-A (Canada)(b),(c)		7,409,000	6,460,876
Enbridge, Inc., 6.00% to 1/15/27, due 1/15/77, Series 16-A (Canada)(b),(c)		4,534,000	4,158,903
Enbridge, Inc., 6.25% to 3/1/28, due 3/1/78 (Canada)(b),(c)		7,464,000	6,673,686
Enbridge, Inc., 7.375% to 10/15/27, due 1/15/83 (Canada)(b),(c)		2,422,000	2,309,300
Enbridge, Inc., 7.625% to 10/15/32, due 1/15/83 (Canada)(b),(c)		2,148,000	2,056,403
Enbridge, Inc., 8.25% to 10/15/28, due 1/15/84, Series NC5 (Canada)(b),(c)		5,080,000	4,985,804

		Principal Amount	Value
Enbridge, Inc., 8.50% to 10/15/33, due 1/15/84 (Canada)(b),(c)		$7,370,000	$7,316,678
Energy Transfer LP, 6.50% to 11/15/26, Series H(a),(b)		4,320,000	3,980,233
Energy Transfer LP, 7.125% to 5/15/30, Series G(a),(b)		2,971,000	2,568,937
Enterprise Products Operating LLC, 8.619% (3 Month US Term SOFR + 3.250%), due 8/16/77, Series D(c),(d)		4,592,000	4,543,888
Transcanada Trust, 5.50% to 9/15/29, due 9/15/79 (Canada)(b)		7,891,000	6,508,697
Transcanada Trust, 5.60% to 12/7/31, due 3/7/82 (Canada)(b)		3,229,000	2,647,055
Transcanada Trust, 5.875% to 8/15/26, due 8/15/76, Series 16-A (Canada)(b)		8,098,000	7,403,871

			62,488,617

REAL ESTATE	1.8%
Scentre Group Trust 2, 4.75% to 6/24/26, due 9/24/80 (Australia)(b),(c),(h)		6,000,000	5,395,871
Scentre Group Trust 2, 5.125% to 6/24/30, due 9/24/80 (Australia)(b),(c),(h)		6,000,000	5,015,348

			10,411,219

TELECOMMUNICATIONS	1.2%
Telefonica Europe BV, 6.135% to 2/3/30 (Spain)(a),(b),(f)		1,600,000	1,629,324
Vodafone Group PLC, 4.125% to 3/4/31, due 6/4/81 (United Kingdom)(b)		3,500,000	2,707,949
Vodafone Group PLC, 6.50% to 5/30/29, due 8/30/84, Series EMTN (United Kingdom)(b),(f)		2,000,000	2,137,836

			6,475,109

UTILITIES	11.0%
Algonquin Power & Utilities Corp., 4.75% to 1/18/27, due 1/18/82 (Canada)(b),(c)		5,322,000	4,344,189
CMS Energy Corp., 3.75% to 9/1/30, due 12/1/50(b)		3,000,000	2,260,649
CMS Energy Corp., 4.75% to 3/1/30, due 6/1/50(b)		2,004,000	1,714,542
Dominion Energy, Inc., 4.35% to 1/15/27, Series C(a),(b)		4,631,000	4,021,616
Dominion Energy, Inc., 4.65% to 12/15/24, Series B(a),(b)		461,000	424,286
Edison International, 5.00% to 12/15/26, Series B(a),(b)		3,367,000	2,886,109
Edison International, 5.375% to 3/15/26, Series A(a),(b)		3,153,000	2,789,512
Electricite de France SA, 7.50% to 9/6/28, Series EMTN (France)(a),(b),(c),(f)		2,400,000	2,588,516
Electricite de France SA, 9.125% to 3/15/33 (France)(a),(b),(c),(h)		2,400,000	2,506,166

		Principal Amount	Value
Emera, Inc., 6.75% to 6/15/26, due 6/15/76, Series 16-A (Canada)(b)		$11,854,000	$11,423,879
Enel SpA, 6.375% to 4/16/28, Series EMTN (Italy)(a),(b),(c),(f)		1,000,000	1,070,352
Enel SpA, 6.625% to 4/16/31, Series EMTN (Italy)(a),(b),(c),(f)		1,300,000	1,387,291
NextEra Energy Capital Holdings, Inc., 5.65% to 5/1/29, due 5/1/79(b),(c)		2,698,000	2,497,919
Sempra, 4.125% to 1/1/27, due 4/1/52(b),(c)		4,750,000	3,850,154
Sempra, 4.875% to 10/15/25(a),(b)		8,700,000	8,264,880
Southern California Edison Co., 9.833% (3 Month US LIBOR + 4.199%), Series E(a),(d)		6,408,000	6,389,249
Southern Co./The, 3.75% to 6/15/26, due 9/15/51, Series 21-A(b),(c)		4,581,000	4,006,988

			62,426,297

TOTAL PREFERRED SECURITIES—OVER-THE-COUNTER (Identified cost—$845,946,359)			773,032,029

CORPORATE BONDS	0.6%
BANKING	0.3%
Intesa Sanpaolo SpA, 8.248%, due 11/21/32 to 11/21/33 (Italy)(b),(c),(h)		1,800,000	1,815,647

UTILITIES	0.3%
Enel Finance America LLC, 7.10%, due 10/14/27 (Italy)(c),(h)		800,000	828,014
Enel Finance International NV, 7.50%, due 10/14/32 (Italy)(c),(h)		800,000	854,756

			1,682,770

TOTAL CORPORATE BONDS (Identified cost—$3,376,120)			3,498,417

		Number of Shares
SHORT-TERM INVESTMENTS	2.0%
MONEY MARKET FUNDS
State Street Institutional Treasury Plus Money Market Fund, Premier Class, 5.29%(j)		11,047,374	11,047,374

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$11,047,374)			11,047,374

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$938,670,039)	152.6%		862,890,302
LIABILITIES IN EXCESS OF OTHER ASSETS	(52.6)		(297,469,810)

NET ASSETS (Equivalent to $19.44 per share based on 29,079,221 shares of common stock outstanding)	100.0%		$565,420,492

Centrally Cleared Interest Rate Swap Contracts

Notional Amount	Fixed Rate Payable	Fixed Payment Frequency	Floating Rate Receivable (resets monthly)(k)	Floating Payment Frequency	Maturity Date	Value	Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
$ 85,000,000	0.548%	Monthly	5.424%	Monthly	9/15/25	$7,323,824	$15,684	$7,339,508
94,000,000	1.181%	Monthly	5.424%	Monthly	9/15/26	9,352,837	19,620	9,372,457
90,000,000	0.930%	Monthly	5.424%	Monthly	9/15/27	11,951,571	19,386	11,970,957

						$28,628,232	$54,690	$28,682,922

The total amount of all interest rate swap contracts as presented in the tables above are representative of the volume of activity for this derivative type during the nine month period ended September 30, 2023.

Over-the-Counter Total Return Swap Contracts

Counterparty	Notional Amount	Fixed Payable Rate	Fixed Payment Frequency	Underlying Reference Entity	Position	Maturity Date	Value	Premiums Paid	Unrealized Appreciaton (Depreciaton)
BNP Paribas	$ 7,508,312	0.25%	Monthly	BNPXCHY5 Index(l)	Short	5/15/24	$40,162	$—	$40,162
BNP Paribas	EUR 6,904,781	0.30%	Monthly	BNPXCEX5 Index(m)	Short	5/15/24	41,768	—	41,768

							$81,930	$—	$81,930

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	EUR	47,651,135	USD	51,710,059	10/3/23	$1,330,892
Brown Brothers Harriman	GBP	3,580,192	USD	4,535,065	10/3/23	166,873
Brown Brothers Harriman	USD	50,436,820	EUR	47,651,135	10/3/23	(57,654)
Brown Brothers Harriman	USD	4,373,455	GBP	3,580,192	10/3/23	(5,263)
Brown Brothers Harriman	CAD	660,654	USD	484,816	10/4/23	(1,592)
Brown Brothers Harriman	CAD	352,849	USD	260,017	10/4/23	232
Brown Brothers Harriman	CAD	293,687	USD	218,037	10/4/23	1,810
Brown Brothers Harriman	CAD	3,082,848	USD	2,277,787	10/4/23	8,034
Brown Brothers Harriman	USD	2,931,841	CAD	3,969,097	10/4/23	(9,585)
Brown Brothers Harriman	USD	312,565	CAD	420,941	10/4/23	(2,646)
Brown Brothers Harriman	CAD	320,528	USD	237,295	11/2/23	1,211
Brown Brothers Harriman	CAD	3,998,203	USD	2,954,301	11/2/23	9,434
Brown Brothers Harriman	EUR	46,501,008	USD	49,276,653	11/2/23	52,809
Brown Brothers Harriman	GBP	3,540,669	USD	4,325,625	11/2/23	4,857

						$1,499,412

Glossary of Portfolio Abbreviations

CAD	Canadian Dollar
CME	Chicago Mercantile Exchange
EMTN	Euro Medium Term Note
EUR	Euro Currency
GBP	British Pound
LIBOR	London Interbank Offered Rate
OIS	Overnight Indexed Swap
SOFR	Secured Overnight Financing Rate
TruPS	Trust Preferred Securities
USD	United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

†	Represents shares.
(a)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
(b)	Security converts to floating rate after the indicated fixed-rate coupon period.
(c)	All or a portion of the security is pledged as collateral in connection with the Fund’s credit agreement. $427,435,447 in aggregate has been pledged as collateral.
(d)	Variable rate. Rate shown is in effect at September 30, 2023.
(e)	Non-income producing security.
(f)

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $97,475,480 which represents 17.2% of the net assets of the Fund, of which 0.0% are illiquid.

(g)

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $244,838,668 or 43.3% of the net assets of the Fund (27.8% of the managed assets of the Fund).

(h)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $186,031,520 which represents 32.9% of the net assets of the Fund, of which 2.0% are illiquid.

(i)	Security is in default.

(j)	Rate quoted represents the annualized seven-day yield.
(k)	Based on USD-SOFR-OIS. Represents rates in effect at September 30, 2023.
(l)	The index intends to track the performance of the CDX.NA HY. The two constituent investments held within the index at September 30, 2023 were as follows:

Index Constituents	Receive	Frequency	Payment	Frequency	Maturity Date	Total Weight	9/30/23 Price	9/30/23 Value
Credit Default Swap (CDS) — Markit CDX.NA.HY.41 Index	5.00% per anum	Quarterly	Performance of CDS	Semiannually	12/20/28	99.59%	$100.77	$7,437,531
Cash	—	—	—	—	—	0.41%	—	30,619

(m)	The index intends to track the performance of the iTraxx Crossover CDS. The two constituent investments held within the index at September 30, 2023 were as follows:

Index Constituents	Receive	Frequency	Payment	Frequency	Maturity Date	Total Weight	9/30/23 Price	9/30/23 Value
Credit Default Swap (CDS) — MARKIT ITRX EUR XOVER Index	5.00% per anum	Quarterly	Performance of CDS	Semiannually	12/20/28	100.64%	EUR 427.88	$7,388,836
Cash	—	—	—	—	—	(0.64)%	—	(46,988)

Country Summary	% of Managed Assets
United States	50.0
United Kingdom	10.7
Canada	9.7
France	9.2
Netherlands	3.1
Switzerland	3.0
Germany	2.3
Australia	2.3
Italy	2.0
Spain	1.9
Ireland	1.1
Japan	0.5
Other (includes short-term investments)	4.2

100.0

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

Note 1. Portfolio Valuation

Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued based upon prices provided by a third party pricing service. Over-the-counter (OTC) options and total return swaps are valued based upon prices provided by a third-party pricing service or counterparty. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange or clearinghouse.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter (OTC) market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The Board of Directors has designated the investment advisor as the Fund’s “Valuation Designee” under Rule 2a-5 under the 1940 Act. As Valuation Designee, the investment advisor is authorized to make fair valuation determinations, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The following is a summary of the inputs used as of September 30, 2023 in valuing the Fund’s investments carried at value:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Preferred Securities—Exchange-Traded	$75,312,482	$—	$—	$75,312,482
Preferred Securities—Over-the-Counter	—	773,032,029	—	773,032,029
Corporate Bonds	—	3,498,417	—	3,498,417
Short-Term Investments	—	11,047,374	—	11,047,374

Total Investments in Securities(a)	$75,312,482	$787,577,820	$—	$862,890,302

Interest Rate Swap Contracts	$—	$28,682,922	$—	$28,682,922
Total Return Swap Contracts	—	81,930	—	81,930
Forward Foreign Currency Exchange Contracts	—	1,576,152	—	1,576,152

Total Derivative Assets(a)	$—	$30,341,004	$—	$30,341,004

Forward Foreign Currency Exchange Contracts	$—	$(76,740)	$—	$(76,740)

Total Derivative Liabilities(a)	$—	$(76,740)	$—	$(76,740)

(a)	Portfolio holdings are disclosed individually on the Schedule of Investments.

Note 2. Derivative Investments

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Schedule of Investments. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Option Contracts: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

At September 30, 2023, the Fund did not have any option contracts outstanding.

Over-the-Counter Total Return Swap Contracts: In a total return swap, one party receives a periodic payment equal to the total return of a specified security, basket of securities, index, or other reference asset for a specified period of time. In return, the other party receives a fixed or variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. During the term of the outstanding swap agreement, changes in the value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The Fund bears the risk of loss in the event of nonperformance by the swap counterparty. Risks may also arise from unanticipated movements in the value of exchange rates, interest rates, securities, index, or other reference asset.

Centrally Cleared Interest Rate Swap Contracts: The Fund uses interest rate swaps in connection with borrowing under its credit agreement. The interest rate swaps are intended to reduce interest rate risk by countering the effect that an increase in short-term interest rates could have on the performance of the Fund’s shares as a result of the floating rate structure of interest owed pursuant to the credit agreement. When entering into interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty’s agreement to pay the Fund a variable rate payment that was intended to approximate the Fund’s variable rate payment obligation on the credit agreement. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the Fund. Swaps are marked-to-market daily and changes in the value are recorded as unrealized appreciation (depreciation).

Immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the CCP) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded as cash collateral pledged for interest rate swap contracts. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin on interest rate swap contracts. Any upfront payments paid or received upon entering into a swap agreement would be recorded as assets or liabilities, respectively, and amortized or accreted over the life of the swap and recorded as realized gain (loss). Payments received from or paid to the counterparty during the term of the swap agreement, or at termination, are recorded as realized gain (loss).

Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected on the Schedule of Investments. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The following summarizes the volume of the Fund’s option contracts, total return swap contracts and forward foreign currency exchange contracts activity for the nine months ended September 30, 2023:

	Purchased Option Contracts(a),(b)	Total Return Swap Contracts(a)	Forward Foreign Currency Exchange Contracts
Average Notional Amount	$7,813,853	$12,321,055	$55,935,253

(a)

Average notional amounts represent the average for all months in which the Fund had option contracts and total return swap contracts outstanding. For purchased option contracts, this represents the period March 24, 2023 through March 30, 2023 and for total return swap contracts, this represents the period April 28, 2023 through September 30, 2023.

(b)	Notional amount is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.